CAPITAL IMPROVEMENTS, NEWBUILDINGS AND VESSEL PURCHASE DEPOSITS (Schedule of Capital Improvements, Newbuildings and Vessel Purchase Deposits) (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Capital improvements in progress	$ 22,597	$ 2,194
Newbuildings	0	83,864
Vessel purchase deposits	26,760	0
Capital improvements, newbuildings and vessel purchase deposits	$ 49,357	$ 86,058